EXHIBIT 32.1
XSPAND PRODUCTS LAB, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), of Xspand Products Lab, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:
(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2018	/s/ Christopher B. Ferguson Christopher B. Ferguson Chief Executive Officer (Principal Executive Officer)
Date: April 24, 2018	/s/ Philip Anderson Philip Anderson Chief Financial Officer (Principal Financial Officer)